MuniAssets
                                                           Fund, Inc.

                         STRATEGIC
                                   Performance

                                [GRAPHIC OMITTED]

                                                           Semi-Annual Report
                                                           November 30, 1997

                              MuniAssets Fund, Inc.

Officers and
Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent
The Bank of New York
101 Barclay Street, 22W
New York, NY 10286

NYSE Symbol
MUA

                                        MuniAssets Fund, Inc., November 30, 1997
DEAR SHAREHOLDER

For the six months ended November 30, 1997, MuniAssets Fund, Inc. earned $0.427 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 5.81%, based on a month-end per share net asset value of $14.64. Over the same period, the Fund's total investment return was +6.68%, based on a change in per share net asset value from $14.16 to $14.64, and assuming reinvestment of $0.430 per share income dividends.

The Municipal Market Environment

During the six months ended November 30, 1997, long-term tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, generally declined. On a weekly basis, bond yields were buffeted by alternating strong and weak indicators. The general financial environment has remained one of solid economic growth with few or no inflationary pressures. However, economic growth remained strong enough to suggest that the Federal Reserve Board (FRB) might soon be obligated to raise short-term interest rates. Such action would be intended to slow economic growth and ensure that any incipient inflationary pressures would be curtailed. Over the last six months, long-term municipal bond yields have fallen approximately 35 basis points (0.35%) to 5.55%.

Similarly, long-term US Treasury bond yields generally drifted lower during most of the six-month period ended November 30, 1997. However, the turmoil in the world's equity markets during the last week in October has resulted in a significant rally in the Treasury bond market. The US Treasury bond market was the beneficiary of a flight to quality mainly by foreign investors whose own domestic markets have continued to be very volatile. Prior to the initial decline in Asian equity markets, yields on long-term US Treasury securities had declines similar to those experienced in the tax-exempt market. For the six-month period ended November 30, 1997, US Treasury bond yields declined over 85 basis points to 6.05%, their lowest level of 1997.

The tax-exempt bond market's continued underperformance as compared to its taxable counterpart has been largely in response to its ongoing weakening technical position. As municipal bond yields have declined, municipalities have rushed to refinance outstanding higher-couponed debt with new issues financed at present low rates. During the last six months, over $120 billion in new long-term tax-exempt issues were underwritten, an increase of nearly 30% versus the comparable period a year ago. As interest rates have continued to decline, these refinancings have sustained municipal bond issuance. During the past three months, approximately $60 billion in new long-term municipal securities were underwritten, an increase of over 25% as compared to the November 30, 1996 quarter.

The recent trend toward larger and larger bond issues has also continued. However, issues of such magnitude usually must be attractively priced to ensure adequate investor interest. Obviously, the yields of other municipal bond issues are impacted by the yield premiums such large issuers have been required to pay. Much of the municipal bond market's recent underperformance can be traced to market pressures that these large issues have exerted.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline should be generated in part by reduced US export growth. Additionally, some decline in consumer spending can also be expected in response to reduced consumer confidence. Perhaps more importantly, it is likely that barring a dramatic and unexpected resurgence in domestic growth, the FRB may be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that for at least the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some pressure as a result of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. Additionally, municipal bond investors are expected to receive approximately $23 billion in January coupon payments, bond maturities and proceeds from early redemptions. Such assets should serve to intensify investor demand in the near future. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of November), any further pressure on the municipal market may represent an attractive investment opportunity.

Portfolio Strategy

Perhaps the most noteworthy event affecting the Fund during the six months ended November 30, 1997 was a shift away from an emphasis on the healthcare industry, a move that the Fund's shareholders approved in October. Since the Fund's inception, consistent with the policy as outlined in the Fund's prospectus, we have maintained a concentration in the healthcare sector amounting to 25% of net assets. However, a confluence of recent developments has forced a reassessment of this policy. For one, in recent years the financing needs of low investment-grade hospitals largely have been filled, limiting potential issuance. Moreover, as competition for business between the major bond insurers has heated up, an increasing number of issuers have taken advantage of relatively inexpensive insurance premiums and have come to market bearing some form of credit enhancement. As a result, the healthcare sector has become increasingly generic, affording few opportunities for the enhancement of total return within the context of the Fund's original investment policy. The general contraction in credit spreads has compounded matters further, as yields currently available on lower-rated healthcare bonds appear insufficient given the high level of risk and illiquidity so typical of this sector. This imbalance between risk and reward coupled with the lack of supply led us to reassess our investment policy.

Apart from the aforementioned policy change, the three months ended November 30, 1997 proved relatively uneventful as far as the composition and activity of the Fund are concerned. Approximately $16.0 million in high-yield tax-exempt securities were purchased bearing an average weighted yield of 6.18%. Looking ahead, we expect to gradually reallocate a portion of the Fund's assets invested in healthcare bonds toward other sectors. We expect this added flexibility to result in a more balanced portfolio, relatively free of the risks inherent in being overweighted in an industry whose debt we perceive to be overvalued. In our view, other sectors in the tax-exempt high-yield market currently offer greater value and, consequently, the potential to enhance the Fund's total return on an ongoing basis.

In Conclusion

We appreciate your ongoing interest in MuniAssets Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

January 2, 1998


                                      2 & 3

                                        MuniAssets Fund, Inc., November 30, 1997

PROXY RESULTS

During the six-month period ended November 30, 1997, MuniAssets Fund, Inc. stockholders voted on the following proposals. The proposals were approved at the annual stockholders' meeting on October 9, 1997. The description of each proposal and number of shares voted are as follows:

                                                                     Shares Voted   Shares Withheld
                                                                         For          From Voting
--------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:    Melvin R. Seiden        10,227,277        122,099
                                              Stephen B. Swensrud     10,227,277        122,099
--------------------------------------------------------------------------------------------------------------
                                                                    Shares Voted   Shares Voted   Shares Voted
                                                                         For          Against        Abstain
--------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors.                                              10,158,430       39,577        151,369
----------------------------------------------------------------------------------------------------------------
                                                                    Shares Voted   Shares Voted   Shares Voted
                                                                         For          Against        Abstain
--------------------------------------------------------------------------------------------------------------
3. To amend the Fund's fundamental investment restriction
   regarding the Fund's healthcare concentration policy.              5,330,970       41,684        264,250
----------------------------------------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS                                                                                       (in Thousands)

                  S&P       Moody's      Face                                                                        Value
STATE             Ratings   Ratings     Amount   Issue                                                             (Note 1a)
============================================================================================================================
Alabama--3.6%     B+        NR*$         1,420   Brewton, Alabama, IDB, PCR, Refunding (Container Corporation
                                                 American Project), 8% due 4/01/2009                                $ 1,583
                  BBB-      Baa         33,500   Mobile, Alabama, IDB, Solid Waste Disposal, Revenue Refunding
                                                 Bonds (Mobile Energy Services Co. Project), 6.95% due
                                                 1/01/2020                                                            3,838
============================================================================================================================
Alaska--1.3%      NR*       NR*          2,000   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                                 (Amerada Hess Pipeline Corporation), 6.10% due 2/01/2024             2,053
============================================================================================================================
Arizona--6.2%     A1+       P1           2,600   Coconino County, Arizona, PCR (Arizona Public Service--Navajo
                                                 Project), VRDN, AMT, Series A, 4.10% due 10/01/2029 (a)              2,600
                  B         B2           2,500   Coconino County, Arizona, PCR, Refunding (Tucson Electric
                                                 Power Navajo Corporation), Series B, 7% due 10/01/2032               2,738
                  A1+       P1             200   Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                                 Refunding (Arizona Public Service Co.), VRDN, Series E, 3.90%
                                                 due 5/01/2029 (a)                                                      200
                  B         B2           2,000   Pima County, Arizona, IDA, Industrial Revenue Bonds (Tucson
                                                 Electric Power Company Project), Series B, 6% due 9/01/2029          2,024
                  NR*       NR*          1,880   Show-Low, Arizona, Improvement District No. 5, 6.375% due
                                                 1/01/2015                                                            1,913
============================================================================================================================
California--5.1%  NR*       NR*          3,305   Long Beach, California, Redevelopment Agency, M/F Housing
                                                 Revenue Bonds (Pacific Court Apartments), AMT, Issue B, 6.80%
                                                 due 9/01/2013 (g)                                                    1,818
                  AA        Aa2          2,000   Metropolitan Water District, Southern California, Waterworks
                                                 Revenue Bonds, RIB, 7.682% due 8/05/2022 (c)                         2,190
                  NR*       NR*          1,870   Pleasanton, California, Joint Powers Financing Authority,
                                                 Reassessment Subordinated Revenue Bonds, Sub-Series B, 6.60%
                                                 due 9/02/2008                                                        2,020
                  NR*       NR*          1,750   Stockton, California, Community Facilities District Special
                                                 Tax Refunding Bonds, No. 90-2 (Brookside Estates), 6.20% due
                                                 8/01/2015                                                            1,800
============================================================================================================================
Colorado--7.6%    NR*       Aaa          2,500   Arapahoe County, Colorado, Capital Improvement Trust Fund,
                                                 Highway Revenue Bonds (SR-E-470 Project), Series B, 7% due
                                                 8/31/2005 (b)                                                        2,962
                  NR*       NR*          1,000   Colorado Postsecondary Educational Facilities Authority
                                                 Revenue Bonds (Colorado Ocean Journey Inc. Project), 8.30%
                                                 due 12/01/2017                                                       1,115
                  NR*       NR*           2,500  Denver, Colorado, Urban Renewal Authority, Tax Increment
                                                 Revenue Bonds (Downtown Denver), AMT, Series A, 7.75% due
                                                 9/01/2016                                                            2,759
                  A1+       VMIG1+       1,150   Moffat County, Colorado, PCR, Refunding (Pacificorp
                                                 Projects), VRDN, 3.90% due 5/01/2013 (a)(f)                          1,150
                  NR*       NR*          3,275   Mountain Village Metropolitan District, Colorado, San Miguel
                                                 County, 7.40% due 12/15/2013                                         3,565
============================================================================================================================
Connecticut--2.0% NR*       NR*          1,000   Connecticut State Health and Educational Facilities Authority
                                                 Revenue Bonds (Edgehill Issue), Series A, 6.875% due
                                                 7/01/2027                                                            1,048
                  NR*       NR*          1,920   Eastern Connecticut, State Regional Educational Service
                                                 Center, 6.50% due 5/15/2009                                          2,022
============================================================================================================================
District of       B-        NR*          2,000   District of Columbia, COP, 6.875% due 1/01/2003                      2,097
Columbia--1.4%
============================================================================================================================
Florida--1.1%     NR*       NR*          1,625   North Springs Improvement District, Florida, Special
                                                 Assessment Revenue Bonds (Parkland Isles Project), Series B,
                                                 6.25% due 5/01/2005                                                  1,633
============================================================================================================================
Georgia--3.4%     NR*       NR*          1,900   Hancock County, Georgia, COP, 8.50% due 4/01/2015                    2,128
                  NR*       NR*          1,370   Rockdale County, Georgia, Development Authority, Solid Waste
                                                 Disposal Revenue Bonds (Visy Paper Inc. Project), AMT, 7.40%
                                                 due 1/01/2016                                                        1,476
                  NR*       NR*          1,500   Savannah, Georgia, EDA, IDR (Stone Container Corporation
                                                 Project), AMT, 7.40% due 4/01/2026                                   1,658
============================================================================================================================
Illinois--10.3%   A1+       Aa3          2,215   Illinois Development Finance Authority Revenue Bonds
                                                 (Presbyterian Home Lake), Series B, 6.40% due 9/01/2031              2,399
                  NR*       NR*          2,400   Illinois Development Finance Authority Revenue Bonds (Primary
                                                 Health Care Centers--Facilities Acquisition Program), 7.50%
                                                 due 12/01/2006                                                       2,488
                                                 Illinois Health Facilities Authority Revenue Bonds:
                  BBB+      NR*          1,000     (Community Hospital of Ottawa Project), 6.75% due 8/15/2014        1,077
                  BBB+      NR*          2,000     (Community Hospital of Ottawa Project), 6.85% due 8/15/2024        2,160
                  A+        A2           2,000     (Edward Hospital Association Project), 7% due 2/15/2002 (b)        2,234
                  NR*       Baa1         2,150     (Holy Cross Hospital Project), 6.70% due 3/01/2014                 2,288
                  A         A3           1,250     Refunding (Riverside Health System), Series A, 6% due 11/15/20   181,293
                  A-        NR*          1,485     Refunding (Saint Elizabeth's Hospital of Chicago), 7.625% due
                                                   7/01/2004 (b)                                                      1,765
============================================================================================================================

================================================================================
Portfolio         To simplify the listings of MuniAssets Fund, Inc.'s
Abbreviations     portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

                  AMT   Alternative Minimum Tax (subject to)
                  COP   Certificates of Participation
                  EDA   Economic Development Authority
                  GO    General Obligation Bonds
                  IDA   Industrial Development Authority
                  IDB   Industrial Development Board
                  IDR   Industrial Development Revenue Bonds
                  M/F   Multi-Family
                  PCR   Pollution Control Revenue Bonds
                  RIB   Residual Interest Bonds
                  S/F   Single-Family
                  UT    Unlimited Tax
                  VRDN  Variable Rate Demand Notes


                                    4 & 5

                                        MuniAssets Fund, Inc., November 30, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                           (in Thousands)

                  S&P       Moody's      Face                                                                        Value
STATE             Ratings   Ratings     Amount   Issue                                                             (Note 1a)
============================================================================================================================
Indiana--2.1%     NR*       A2$          3,000   Indiana Health Facility Financing Authority, Hospital Revenue
                                                 Refunding Bonds (Saint Anthony Medical Center), Series A, 7%
                                                 due 10/01/2017                                                     $ 3,264
============================================================================================================================
Iowa--1.4%        BB+       NR*          1,000   Des Moines County, Iowa, IDR, Refunding (U.S. Gypsum
                                                 Company Project), 7.20% due 11/01/2007                               1,092
                  NR*       NR*            800   Iowa Finance Authority, Health Care Facilities, Revenue
                                                 Refunding Bonds (Care Initiatives Project), 9.25% due
                                                 7/01/2025                                                            1,053
============================================================================================================================
Louisiana--5.0%   NR*       A3           1,700   Lake Charles, Louisiana, Harbor and Terminal District, Port
                                                 Facilities Revenue Refunding Bonds (Trunkline Long Company
                                                 Project), 7.75% due 8/15/2022                                        1,957
                  BB+       NR*          1,600   New Orleans, Louisiana, IDB, IDR, Refunding (U.S. Gypsum
                                                 Company Project), 7.20% due 10/01/2007                               1,747
                  BB        NR*          3,500   Port New Orleans, Louisiana, IDR, Refunding (Continental
                                                 Grain Company Project), 7.50% due 7/01/2013                          3,856
============================================================================================================================
Maryland--2.6%    NR*       NR*          3,000   Maryland State Energy Financing Administration, Limited
                                                 Obligation Revenue Bonds (Cogeneration--AES Warrior Run),
                                                 AMT, 7.40% due 9/01/2019                                             3,292
                  NR*       VMIG1+         400   Maryland State Health and Higher Educational Facilities
                                                 Authority Revenue Bonds (Pooled Loan Program), VRDN, Series
                                                 A, 3.85% due 4/01/2035 (a)                                             400
                  A1+       VMIG1+         200   University of Maryland Revenue Bonds (Equipment Loan
                                                 Program), VRDN, Series A, 3.80% due 7/01/2015 (a)                      200
============================================================================================================================
Massachusetts--7.7%                              Massachusetts State Health and Educational Facilities
                                                 Authority Revenue Bonds:
                  NR*       B              960     (New England Memorial Hospital Project), Series C, 7% due
                                                   4/01/2014                                                            960
                  A-        NR*          1,000     Refunding (Melrose--Wakefield Hospital), Series B, 6.25% due
                                                   7/01/2012                                                          1,054
                                                 Massachusetts State Industrial Finance Agency Revenue Bonds:
                  NR*       B1           2,930     (Bay Cove Human Services Inc.), 8.375% due 4/01/2019               3,330
                  BBB       Ba1          1,815     (Vinfen Corporation), 7.10% due 11/15/2018                         1,995
                  NR*       NR*          4,000   Massachusetts State Port Authority, Special Project Revenue
                                                 Bonds (Harborside Hyatt Project), AMT, 10% due 3/01/2026             4,464
============================================================================================================================
Michigan--3.1%    A         A2           2,900   Michigan State Hospital Finance Authority, Revenue Refunding
                                                 Bonds (Detroit Medical Center Obligation Group), Series A,
                                                 6.50% due 8/15/2018                                                  3,128
                  NR*       NR*          1,500   Wayne Charter County, Michigan, Special Airport Facilities,
                                                 Revenue Refunding Bonds (Northwest Airlines, Inc.), 6.75% due
                                                 12/01/2015                                                           1,640
============================================================================================================================
Minnesota--0.7%   AA+       Aa2            975   Minnesota State, HFA, S/F Mortgage, Series Q, 6.70% due 1/01/2017    1,038
============================================================================================================================
Missouri--2.3%    BBB-      NR*          1,660   Joplin, Missouri, IDA, Hospital Facilities Revenue Refunding
                                                 and Improvement Bonds (Tri-State Osteopathic), 8.25% due
                                                 12/15/2014                                                           1,836
                  NR*       Baa          1,500   Missouri State Health and Educational Facilities Authority,
                                                 Health Facilities Revenue Bonds (Jefferson Memorial Hospital
                                                 Obligation Group), 6.80% due 5/15/2025                               1,619
============================================================================================================================
New Jersey--5.9%                                 Camden County, New Jersey, Improvement Authority, Lease
                                                 Revenue Bonds (Holt Hauling and Warehousing), Series A:
                  NR*       NR*          1,000     9.625% due 1/01/2011                                               1,192
                  NR*       NR*          3,800     9.875% due 1/01/2021                                               4,587
                  NR*       NR*          1,000   New Jersey EDA, IDR, Refunding (Newark Airport Marriott
                                                 Hotel), 7% due 10/01/2014                                            1,077
                                                 New Jersey EDA, Revenue Bonds:
                  NR*       NR*          1,000     (First Mortgage--Cranes Mill Project), Series A, 7.375% due
                                                   2/01/2017                                                          1,094
                  NR*       Aaa          4,350     (Saint Barnabas Project), 5.625% due 7/01/2025 (d)(e)              1,022
============================================================================================================================
New Mexico--1.6%  BB+       Ba1          2,500   Farmington, New Mexico, PCR, Refunding (Public Service
                                                 Company), Series A, 5.80% due 4/01/2022                              2,514
============================================================================================================================
New York--5.0%                                   New York City, New York, GO, UT, Series B, Sub-Series B-1:
                  BBB+      Aaa             95     7% due 8/15/2004 (b)                                                 110
                  BBB+      Aaa            475     7.25% due 8/15/2004 (b)                                              557
                  BBB+      Aaa            145     7.375% due 8/15/2004 (b)                                             170
                  BBB+      Baa1         1,010     7.375% due 8/15/2013                                               1,164
                  BBB+      Baa1           905     7% due 8/15/2016                                                   1,023
                  BBB+      Baa1           340     7.25% due 8/15/2019                                                  387
                  NR*       NR*          1,500   Port Authority of New York and New Jersey, Special Obligation
                                                 Revenue Bonds (Special Project--KIAC), AMT, Series 4, Fifth
                                                 Installment, 6.75% due 10/01/2019 1,636 Utica, New York,
                                                 Public Improvement Bonds, UT:
                  CCC       B              700     9.25% due 8/15/2001                                                  779
                  CCC       B              700     9.25% due 8/15/2002                                                  790
                  CCC       B              700     9.25% due 8/15/2003                                                  798
                  CCC       B              250     8.50% due 8/15/2015                                                  285
============================================================================================================================
Oregon--2.5%      NR*       VMIG1+         200   Oregon State Health, Housing, Educational, and Cultural
                                                 Facilities Authority Revenue Bonds (Guide Dogs for the
                                                 Blind), VRDN, Series A, 3.95% due 7/01/2025 (a)                        200
                  A1+       A3             300   Port St. Helen's, Oregon, PCR (Portland General Electric
                                                 Company Project), VRDN, AMT, Series A, 4.05% due 8/01/2014(a)          300
                  NR*       NR*          1,000   Western Generation Agency, Oregon, Revenue Bonds (Wauna
                                                 Cogeneration Project), Series A, 7.125% due 1/01/2021                1,077
                  B+        NR*          2,000   Yamhill County, Oregon, PCR, Refunding (Smurfit Newsprint
                                                 Corporation Project), 8% due 12/01/2003                              2,209
============================================================================================================================
Pennsylvania--8.5%
                  BBB-      Baa3         1,250   Allegheny County, Pennsylvania, IDA, Environmental
                                                 Improvement, Revenue Refunding Bonds (USX Corporation),
                                                 Series A, 6.70% due 12/01/2020                                       1,350
                  NR*       NR*          1,275   Lehigh County, Pennsylvania, General Purpose Authority
                                                 Revenue Bonds (Wiley House Kids Peace), 8.75% due 11/01/2014         1,333
                  NR*       Ba3          1,400   Montgomery County, Pennsylvania, IDA, Revenue Bonds
                                                 (Pennsburg Nursing and Rehabilitation Center), 7.625% due
                                                 7/01/2018                                                            1,584
                  NR*       NR*          3,000   Pennsylvania Economic Development Financing Authority,
                                                 Recycling Revenue Bonds (Ponderosa Fibres Project), AMT,
                                                 Series A, 9.25% due 1/01/2022                                        2,025
                  NR*       NR*          1,455   Pennsylvania State Higher Educational Facilities Authority,
                                                 Eastern College and University Revenue Refunding Bonds
                                                 (Eastern College), Series A, 8% due 10/15/2015                       1,675
                  NR*       NR*          4,000   Philadelphia, Pennsylvania, Authority for IDR, Refunding
                                                 (Commercial Development--Philadelphia Airport), AMT, 7.75%
                                                 due 12/01/2017                                                       4,445
                  NR*       NR*            500   Philadelphia, Pennsylvania, Hospitals and Higher Education
                                                 Facilities Authority, Revenue Refunding Bonds (The Phil
                                                 Protestant Home Project), Series A, 6.50% due 7/01/2027                510
============================================================================================================================
South Carolina--0.7%
                  NR*       NR*          1,000   Charleston County, South Carolina, Health Facilities Revenue
                                                 Bonds (First Mortgage--Episcopal Church Project), Series A,
                                                 6.25% due 4/01/2019                                                  1,012
============================================================================================================================
Texas--4.5%       BB        Ba2          2,800   Houston, Texas, Airport System Revenue Bonds (Special
                                                 Facilities--Continental Airline Terminal Improvement), AMT,
                                                 Series B, 6.125% due 7/15/2017                                       2,898
                  BB        Ba2          3,500   Odessa, Texas, Junior College District, Revenue Refunding
                                                 Bonds, Series A, 8.125% due 12/01/2018                               3,984
============================================================================================================================


                                      6 & 7

                                        MuniAssets Fund, Inc., November 30, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                           (in Thousands)

                  S&P       Moody's      Face                                                                        Value
STATE             Ratings   Ratings     Amount   Issue                                                             (Note 1a)
============================================================================================================================
Vermont--2.3%     NR*       NR*        $ 3,065   Vermont Educational and Health Buildings Financing Agency
                                                 Revenue Bonds (College of Saint Joseph's Project), 8.50% due
                                                 11/01/2024                                                         $ 3,520
============================================================================================================================
Virginia--1.9%                                   Pittsylvania County, Virginia, IDA, Multi-Trade Revenue
                                                 Bonds, AMT, Series A:
                  NR*       NR*          1,700     7.50% due 1/01/2014                                                1,866
                  NR*       NR*          1,000     7.55% due 1/01/2019                                                1,096
============================================================================================================================
                  Total Investments (Cost--$143,044)--99.8%                                                         152,288
                  Other Assets Less Liabilities--0.2%                                                                   373
                                                                                                                   --------
                  Net Assets--100.0%                                                                               $152,661
                                                                                                                  =========
============================================================================================================================

                  (a) The interest rate is subject to change periodically
                      based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1997.
                  (b) Prerefunded.
                  (c) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1997.
                  (d) MBIA Insured.
                  (e) Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
                  (f) AMBAC Insured.
                  (g) Non-income producing security.
                  *   Not Rated.
                  + Highest short-term rating by Moody's Investors Service, Inc. See Notes to Financial Statements.
                  See Notes to Financial Statements.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                 As of November 30, 1997
============================================================================================================================
Assets:          Investments, at value (identified cost--$143,044,487) (Note 1a) ............                   $152,288,440
                 Cash........................................................................                         47,890
                 Receivables:
                   Interest..................................................................    $ 2,992,454
                   Securities sold...........................................................         60,419       3,052,873
                                                                                                 -----------
                 Deferred organization expenses (Note 1e)....................................                         16,213
                 Prepaid expenses and other assets...........................................                          8,752
                                                                                                                ------------
                 Total assets................................................................                    155,414,168
                                                                                                                ------------
============================================================================================================================
Liabilities:     Payables:
                   Securities purchased......................................................      2,500,403
                   Dividends to shareholders (Note 1f).......................................        122,279
                   Investment adviser (Note 2)...............................................         64,276       2,686,958
                                                                                                 -----------
                 Accrued expenses and other liabilities......................................                         66,603
                                                                                                                ------------
                 Total liabilities...........................................................                      2,753,561
                                                                                                                ------------
============================================================================================================================
Net Assets:      Net assets..................................................................                   $152,660,607
                                                                                                                ============
============================================================================================================================

Capital:         Common Stock, par value $.10 per share; 200,000,000 shares
                 authorized; 10,424,616 shares issued and outstanding (Note 4)...............                    $ 1,042,461
                 Paid-in capital in excess of par............................................                    148,421,136
                 Undistributed investment income--net........................................                        718,415
                 Accumulated realized capital losses on investments--net (Note 5)............                     (6,765,358)
                 Unrealized appreciation on investments--net.................................                      9,243,953
                                                                                                                ------------
                 Total capital--Equivalent to $14.64 net asset value per share of
                 Common Stock (market price--$13.813) .......................................                   $152,660,607
                                                                                                                ============
============================================================================================================================

                 See Notes to Financial Statements


                                     8 & 9

                                        MuniAssets Fund, Inc., November 30, 1997

STATEMENT OF OPERATIONS

                 For the Six Months Ended November 30, 1997
============================================================================================================================
Investment         Interest and amortization of premium and discount earned....................                    $ 4,911,643
Income (Note 1d):
============================================================================================================================
Expenses:          Investment advisory fees (Note 2)...........................................      $ 412,765
                   Professional fees...........................................................         47,075
                   Accounting services (Note 2)................................................         21,666
                   Directors' fees and expenses................................................         19,176
                   Printing and shareholder reports............................................         16,962
                   Transfer agent fees (Note 2)................................................         16,025
                   Amortization of organization expenses (Note 1e).............................          7,235
                   Pricing fees................................................................          6,822
                   Custodian fees..............................................................          5,600
                   Other.......................................................................          5,914
                                                                                                     ---------
                   Total expenses .............................................................                        559,240
                                                                                                                   -----------
                   Investment income--net......................................................                      4,352,403
                                                                                                                   -----------
============================================================================================================================
Realized &         Realized gain on investments--net...........................................                      1,169,975
Unrealized         Change in unrealized appreciation on investments--net.......................                      3,987,777
Gain on                                                                                                            -----------
Investments--Net   Net Increase in Net Assets Resulting from Operations........................                    $ 9,510,155
(Notes 1b, 1d & 3):                                                                                                ===========
==============================================================================================================================

                   See Notes to Financial Statements.

  STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                For the Six       For the
                                                                                               Months Ended     Year Ended
                 Increase (Decrease) in Net Assets:                                            Nov. 30, 1997    May 31, 1997
============================================================================================================================
Operations:      Investment income--net......................................................    $ 4,352,403     $ 8,788,419
                 Realized gain on investments--net...........................................      1,169,975       1,096,461
                 Change in unrealized appreciation on investments--net.......................      3,987,777       3,291,866
                                                                                                 -----------     -----------
                 Net increase in net assets resulting from operations........................      9,510,155      13,176,746
                                                                                                 -----------     -----------
============================================================================================================================
Dividends to     Investment income--net......................................................     (4,479,875)     (8,741,364)
Shareholders                                                                                     -----------     -----------
(Note 1f):       Net decrease in net assets resulting from dividends to shareholders ........     (4,479,875)     (8,741,364)
                                                                                                 -----------     -----------
============================================================================================================================
Net Assets:      Total increase in net assets................................................      5,030,280       4,435,382
                 Beginning of period.........................................................    147,630,327     143,194,945
                                                                                                 -----------     -----------
                 End of period*..............................................................   $152,660,607    $147,630,327
                                                                                                 ===========     ===========
============================================================================================================================
                *Undistributed investment income--net........................................      $ 718,415       $ 845,887
                                                                                                 ===========     ===========
============================================================================================================================

                 See Notes to Financial Statements.


                                    10 & 11

                                        MuniAssets Fund, Inc., November 30, 1997

FINANCIAL HIGHLIGHTS

              The following per share data and ratios                                                                  For the
              have been derived from information provided              For the                                         Period
              in the financial statements.                            Six Months               For the Year            June 25,
                                                                        Ended                  Ended May 31,           1993+ to
                                                                       Nov. 30,      -------------------------------   May 31,
              Increase (Decrease) in Net Asset Value:                    1997          1997       1996        1995       1994
===============================================================================================================================
Per Share     Net asset value, beginning of period ................... $  14.16      $ 13.74    $  13.73    $  13.40    $ 14.18
Operating                                                              --------      -------    --------    --------    -------
Performance:   Investment income--net ................................      .42          .84         .88         .87        .81
               Realized and unrealized gain (loss) on investments--net      .49          .42         .03         .33       (.66)
                                                                       --------      -------    --------    --------    -------
              Total from investment operations .......................      .91         1.26         .91        1.20        .15
                                                                       --------      -------    --------    --------    -------
              Less dividends and distributions:
               Investment income--net ................................     (.43)        (.84)       (.89)       (.85)      (.74)
               Realized gain on investments--net .....................       --           --          --          --       (.15)
                                                                       --------      -------    --------    --------    -------
              Total dividends and distributions ......................     (.43)        (.84)       (.89)       (.85)      (.89)
              Capital charge resulting from issuance of Common Stock .       --           --        (.01)       (.02)      (.04)
                                                                       --------      -------    --------    --------    -------
              Net asset value, end of period ......................... $  14.64      $ 14.16    $  13.74    $  13.73    $ 13.40
                                                                       ========      =======    ========    ========    =======
              Market price per share, end of period .................. $ 13.813      $12.625    $ 12.375    $ 11.875    $ 12.25
                                                                       ========      =======    ========    ========    =======
===============================================================================================================================
Total         Based on net asset value per share .....................     6.68%++     10.11%       7.46%       9.93%       .83%++
Investment                                                             ========      =======    ========    ========    =======
Return:**     Based on market price per share ........................    12.88%++      9.01%      11.91%       4.00%    (12.87%)++
                                                                       ========      =======    ========    ========    =======
===============================================================================================================================
Ratios to     Expenses, net of reimbursement .........................      .75%*        .76%        .55%        .50%       .20%*
Average                                                                ========      =======    ========    ========    =======
Net Assets:   Expenses ...............................................      .75%*        .76%        .77%        .85%       .85%*
                                                                       ========      =======    ========    ========    =======
              Investment income--net .................................     5.81%*       6.06%       6.24%       6.54%      6.12%*
                                                                       ========      =======    ========    ========    =======
===============================================================================================================================
Supplemental  Net assets, end of period (in thousands) ............... $152,661      $147,63    $143,195    $143,169    $64,154
Data:                                                                  ========      =======    ========    ========    =======
              Portfolio turnover .....................................    24.83%       45.15%      42.72%      55.51%    101.59%
                                                                       ========      =======    ========    ========    =======
===============================================================================================================================

           *  Annualized.
           ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
           +  Commencement of operations.
           ++ Aggregate total investment return.

              See Notes to Financial Statements.

                                        MuniAssets Fund, Inc., November 30, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniAssets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.


                                    12 & 13

                                        MuniAssets Fund, Inc., November 30, 1997

NOTES TO FINANCIAL STATEMENTS (concluded)

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.55% based upon the average weekly value of the Fund's net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 1997 were $36,034,298 and $36,082,525, respectively.

Net realized and unrealized gains as of November 30, 1997 were as follows:

--------------------------------------------------------------------------------
                                                  Realized            Unrealized
                                                   Gains                Gains
--------------------------------------------------------------------------------
Long-term investments ................           $1,169,975           $9,243,953
                                                 ----------           ----------
Total ................................           $1,169,975           $9,243,953
                                                 ==========           ==========
--------------------------------------------------------------------------------

As of November 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $9,243,953, of which $11,723,723 related to appreciated securities and $2,479,770 related to depreciated securities. The aggregate cost of investments at November 30, 1997 for Federal income tax purposes was $143,044,487.

4. Common Stock Transactions:

At November 30, 1997, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 200,000,000 shares were authorized. Shares issued and outstanding during the six months ended November 30, 1997 and the year ended May 31, 1997 remained constant.

5. Capital Loss Carryforward:

At May 31, 1997, the Fund had a net capital loss carryforward of approximately $7,156,000, of which $1,023,000 expires in 2002, $1,351,000 expires in 2003 and
$4,782,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On December 9, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.068915 payable on December 30, 1997 to shareholders of record as of December 19, 1997.

This report, including the financial information herein, is transmitted to the shareholders of MuniAssets Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniAssets
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16716--11/97


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